UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2011

Calais Resources, Inc.
(Exact name of registrant as specified in its charter)

British Columbia	000-29392	98-0434111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4415 Caribou Road, P.O. Box 653, Nederland, CO 80466-0653
 (Address of principal executive offices)                            (Zip Code)

Registrant’s telephone number, including area code: (303) 258-3806

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On February 28, 2011, the registrant dismissed Eide Bailly LLP as its independent registered public accounting firm.  Eide Bailly was engaged on October 18, 2010 to audit the registrant’s financial statements commencing with the fiscal year ended May 31, 2005.  Eide Bailly has notified the registrant of a potential violation of a Securities and Exchange Commission (“SEC”) and Public Company Accounting Oversight Board independence rule.  While Eide Bailly had completed audits of the registrant’s financial statements for the years ended May 31, 2005, 2006, 2007, 2008, 2009 and 2010, none of the audited financial statements were filed with the SEC.  The registrant’s board of directors determined that it could not proceed to file its delinquent reports with the SEC unless it dismissed Eide Bailly because of the independence issue.  The registrant is currently interviewing various auditing firms to determine the replacement.

During the registrant’s two most recent fiscal years and the subsequent interim period preceding the dismissal, there were no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Further, during the registrant’s two most recent fiscal years and the subsequent interim period preceding the dismissal, there were no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K.

The registrant provided Eide Bailly with a copy of this report prior to its filing with the SEC and requested Eide Bailly to furnish the registrant with a letter addressed to the SEC stating whether it agrees with the statement made in this report and, if not, stating the respects in which it does not agree.  A copy of the letter, dated March 1, 2011, is filed as Exhibit 16.1 to this report.

Item 8.01.	Other Events.

On February 24, 2011, the SEC issued an order suspending trading in the common stock of the registrant for the period from February 24, 2011 through March 9, 2011 because the registrant has been delinquent in the filing of its periodic reports since 2004.  Prior to the suspension, the registrant’s common stock was quoted on the OTC Link under the ticker symbol “CAAUF.”  A copy of the SEC’s order is publicly available at www.sec.gov under Litigation – Trading Suspensions.

Also on February 24, 2011, the SEC issued an order instituting public administrative proceedings against the registrant pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the “Exchange Act”) to suspend for a period not exceeding twelve months or revoke the registration of the registrant’s common stock under Section 12 of the Exchange Act.  A copy of the SEC’s order is publicly available at www.sec.gov under Litigation – Administrative Proceedings.

Item 9.01.          Financial Statements and Exhibits

Regulation S-K Number	Document

16.1	Letter from Eide Bailly LLP dated March 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC.
March 2, 2011	By: /s/ David K. Young David K. Young President

EXHIBIT INDEX

Regulation S-K Number	Document

16.1	Letter from Eide Bailly dated March 1, 2011